Exhibit 10.5

Order number ˖ CDIN202408 - 24 Form Business Order USA 1.Customer Information XXXX Company Name: XXXX Contact Person: XXXX Email: XXXX Address: 2.Supplier Information Cloud Data Network Limited Company Name: Sharan Account Manager: XXXX _ Email: RM4, 16/F, HO KING COMM CTR, 2 - 16 FAYUEN ST MONGKOK KOWLOON, HONG KONG Address: 3.Products/Services Details Information Contract Term(months) Monthly Recurring Cost (MRC) Unit Price (USD) Qty Order Form Description Ltem 12 months 5,400.00 270.00 20 Rent Equipment HP DL380 ˄ 6*E5 - 2682 256G 2233mhz,40G*2) 1 12 months 8,750.00 1.75 5000 USA IP - T 2 12 months 6,000.00 5.00 1200 IP 3 20,150.00 Total(USD): The burst bandwidth can reach 10000M and the price is 1.75USD/M 4 4.Please remit to XXXX account: Beneficiary Name:Cloud Data Network Limited Bank Name: XXXX Bank Address ˖ XXXX Account NO ˖ XXXX SWIFT ˖ XXXX 5.Term of service Start date ˖ 2024.9.01 Termination date:2025.8.31,The service is valid for one year 6.Calculation Method 6 . l : Overguarantee flow charge : In this Agreement, Party B combines all the connected ports occupied by Party A in the current month (in the computer room), collects samples every five minutes, calculates the average traffic per second according to the sampled data, and sorts the collected data in the natural month from largest to smallest, removes the maximum 5 % number of values, and takes the maximum value of the remaining 95 % points as the current month's charging bandwidth . 6 . 2 : If minimum guaranteed bandwidth and over minimum guaranteed traffic is charged, Party B shall submit to Party A the traffic diagram and payment notice of the previous month in writing before the 10 th day of each month . Party A shall confirm or raise objections within 5 days upon receipt of the aforesaid payment notice . If no objection is raised within 5 days, it shall be deemed as confirmation . If Party A has any objection to the fee payable in the current month and both parties confirm that there is any error, Party A shall make adjustments in the following month, and Party A shall pay the fee in full according to the bill issued by Party B in the current month . The Parties agree that when the billed traffic values of Party A and Party B are inconsistent, the billed traffic shall be determined by the difference rate . The difference rate = (traffic value of Party B - traffic value of Party A)/traffic value of Party B . If the traffic difference rate calculated by Party A and Party B is 0 - 1% (inclusive), Party A's data shall prevail . If the traffic difference rate is greater than 1% , the average value of the data on both sides takes effect . 7.Payment Method 1. :The billing cycle is a natural month, which is settled monthly. The month of opening shall be charged by (actual opening day / days of the month)*(monthly rental fee); from the second month, it shall be charged by natural month; 2. : Customer pays the service fee monthly . (pays Currency : USD) . Within the fixed term of this order, Party A shall settle the monthly recurring expenses within 7 working days after receiving the bill and invoice . Because the fee may change with the service adjustment, the actual quantity used and the specific monthly rent fee are subject to the monthly rent bill . 8.Taxs(If Applicable) Company agrees the above amount above is includes tax. Certain information marked as "XXXX" has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

9.Terms and Conditions The contract period of this order shall be at least 12 months,counting from the date of signing by both parties.If the customer requests to terminate the service, it shall notify Cloud Data Network Co., Ltd. in writing or by mail at least 30 days in advance before it can be terminated. 10.Authorised Signature XXXX Cloud Data Network Limited Signature Date: 2024.7.26 Date: 2023.7.26 Signature: Signature: Company Chop: Company Chop: Remark:Provided that customer assigned this order,which means that customer accept all of the order content,and any revision or cancellation of this order should be made in written form.